Exhibit 32

                OVERSEAS SHIPHOLDING GROUP, INC. AND SUBSIDIARIES

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
         AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
          AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Each of the undersigned, the Chief Executive Officer and the Chief Financial Officer of Overseas Shipholding Group, Inc. (the "Company"), hereby certifies, to the best of his knowledge and belief, that the Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Periodic Report") accompanying this certification fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.


Date: August 7, 2003                                  /s/ Morton P. Hyman
      --------------                                  --------------------------
                                                      Morton P. Hyman
                                                      Chief Executive Officer


Date: August 7, 2003                                  /s/ Myles R. Itkin
      --------------                                  --------------------------
                                                      Myles R. Itkin
                                                      Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of the written statement required by Section 906, has been provided to Overseas Shipholding Group, Inc. and will be retained by Overseas Shipholding Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.